  Hartford
  Money Market Fund, Inc.

  ----------------------------------------
         Annual Report

         December 31, 1995

 LETTER TO SHAREHOLDERS

 Dear Shareholders,

 The economy provided the ideal background for the financial markets in 1995. Despite some early fears about overheating, the rate of economic growth was cut in half during the year, relieving inflation pressures and opening the door for the Federal Reserve to reverse course and reduce short-term interest rates. By year-end, interest rates were back near their 1993 lows and the financial markets had experienced one of the best years in decades. Bonds, as measured by The Lehman Government/Corporate Bond Index, had their best year since 1985. The major stock market indexes made a series of new highs during the year, as the Dow Jones Industrial Average had its best year since 1975, and the S&P 500 had its best year since 1958.

 With the so called "soft landing" accomplished in 1995, the question is how much longer the current expansion can be sustained. Although the rate of growth appears to have fallen back again in the fourth quarter after rebounding in the third, the slowing was partly the result of temporary factors that are expected to fade as 1996 progresses. In the meantime, the Federal Reserve has demonstrated its willingness to act whenever growth appears to be weakening. The Board lowered short-term interest rates for the third time since last July on January 31 when it reduced both its Federal Funds rate and the Discount rate by 25 basis points.

 Until there is evidence to the contrary, that indicates that the expansion can be sustained and the current consensus calls for continued moderate economic growth and low inflation in 1996--with growth coming in a bit below the average early in the year and a bit above later on. Over the near term, if the forecast is wrong, it is likely to be because growth is weaker than expected as high debt levels coupled with tepid job growth and income gains lead to more severe cuts than currently anticipated in consumer spending. Further out, the risk appears to shift to more rapid growth than forecast. Accordingly, the odds favor additional interest rate cuts by the Fed.

          Lowndes A. Smith                         Joseph H. Gareau
              CHAIRMAN                                PRESIDENT

 HARTFORD MONEY MARKET FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                                             AMORTIZED                                                AMORTIZED
PRINCIPAL                                     COST AND   PRINCIPAL                                    COST AND
  AMOUNT                                       VALUE       AMOUNT                                       VALUE
----------                                  ------------ ----------                                  -----------
COMMERCIAL PAPER -- 86.3%                                NON-CONVERTIBLE CORPORATE BONDS -- 8.3%

$  500,000  Air Products & Chemicals
              5.680% due 01/18/96.........  $  498,738
   500,000  American Home Products
              5.700% due 02/02/96.........     497,546
   500,000  ANZ (Delaware) Inc.
              5.670% due 01/05/96.........     499,764
   500,000  Aristar Inc.
              5.750% due 01/08/96.........     499,521
   500,000  Bass Finance C.I. Ltd.
              5.680% due 02/16/96.........     496,450
   500,000  Bausch & Lomb Inc.
              5.710% due 01/19/96.........     498,652
   500,000  Cafco
              5.650% due 02/16/96.........     496,469
   500,000  Colgate-Palmolive Co.
              5.620% due 03/08/96.........     494,848
   500,000  Dean Witter, Discover Card
              5.730% due 01/24/96.........     498,249
   500,000  Electronic Data Systems
              5.580% due 03/15/96.........     494,343
   500,000  Finova Capital
              5.940% due 01/26/96.........     498,020
   500,000  General Electric Company
              5.410% due 05/03/96.........     490,833
   500,000  Goldman Sachs Group LP
              5.540% due 04/04/96.........     492,844
   500,000  Hanson Finance (UK)
              5.650% due 02/21/96.........     496,076
   500,000  National Rural Utilities
              5.650% due 02/20/96.........     496,155
   500,000  RTZ America Inc.
              5.700% due 01/23/96.........     498,337
   500,000  Sharp Electronics Corp.
              5.660% due 01/26/96.........     498,113
   500,000  Tambrands Inc.
              5.590% due 04/26/96.........     491,072
   500,000  Transamerica Finance Co.
              5.700% due 01/10/96.........     499,367
   500,000  Whirlpool Corp.
              5.760% due 01/17/96.........     498,800
   500,000  Zeneca, Inc. D/N
              5.720% due 01/11/96.........     499,284
                                            -----------
                                            $10,433,481
                                            -----------

$  500,000  American Honda Finance
              5.875% due 03/01/96.........  $  500,000
   500,000  Associates Corp. of America
              4.940% due 04/02/96.........     498,754
                                            -----------
                                            $  998,754
                                            -----------
REPURCHASE AGREEMENT -- 7.7%
   935,000  Interest in $24,574,000 joint
              repurchase agreement dated
              12/29/95 with Fleet Bank
              5.850% due 01/02/96;
              maturity amount $935,608;
              (Collateralized by
              $24,574,000 U.S. Treasury
              Note 5.125% due 12/31/98)...     935,000
                                            -----------
            Total short-term securities...  $12,367,235
                                            -----------
                                            -----------

DIVERSIFICATION OF ASSETS:
Total investment in securities
  *(Identified cost of $12,367,235)..........  102.3%   $12,367,235
Excess of liabilities over cash and
  receivables................................   (2.3)      (278,567 )
                                               ------   ------------
Net Assets (Applicable to $1.00 per share
  based on 12,088,668 shares outstanding)....  100.0%   $12,088,668
                                               ------   ------------
                                               ------   ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.10 per share; authorized
  500,000,000 shares; outstanding 12,088,668
  shares.............................................   $ 1,208,867
Capital surplus......................................    10,879,801
                                                        ------------
Net assets, applicable to shares outstanding.........   $12,088,668
                                                        ------------
                                                        ------------

* Aggregate cost for Federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Interest..................................................  $771,313
EXPENSES:
  Shareholder accounting fees...............................    97,530
  Investment advisory services..............................    32,031
  Registration fees.........................................    31,358
  Administrative services...................................    22,422
  Custodian fees............................................    13,410
  Board of directors fees...................................       128
  Other.....................................................     7,327
                                                              --------
    Total expenses..........................................   204,206
                                                              --------
  Net investment income.....................................   567,107
                                                              --------
  Net increase in net assets resulting from operations......  $567,107
                                                              --------
                                                              --------

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                  YEAR ENDED           YEAR ENDED
                                                               DECEMBER 31, 1995    DECEMBER 31, 1994
                                                              -------------------   -----------------
OPERATIONS:
  Net investment income.....................................     $    567,107          $    371,951
                                                              -------------------   -----------------
  Net increase in net assets................................          567,107               371,951
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (567,107)             (371,951)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Fund shares sold (33,634,110 and 35,072,968
   shares, respectively)....................................       33,634,110            35,072,968
  Net asset value of Fund shares issued upon reinvestment of dividends
   (564,345 and 369,629 shares, respectively)...............          564,345               369,629
  Cost of Fund shares redeemed (33,793,519 and 35,262,478
   shares,
   respectively)............................................      (33,793,519)          (35,262,478)
                                                              -------------------   -----------------
  Net increase in net assets resulting from capital share
   transactions.............................................          404,936               180,119
                                                              -------------------   -----------------
    Total increase in net assets............................          404,936               180,119
NET ASSETS:
  Beginning of period.......................................       11,683,732            11,503,613
                                                              -------------------   -----------------
  End of period.............................................     $ 12,088,668          $ 11,683,732
                                                              -------------------   -----------------
                                                              -------------------   -----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Hartford Money Market Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

 1.  ORGANIZATION:

     Hartford Money Market Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The Fund was organized under the laws of the State of Maryland in February 1982, and commenced operations in June 1982. The Fund seeks a high level of current income consistent with liquidity and preservation of capital through investments in the obligations of the U.S. Government and its agencies, money market instruments, and corporate bonds, notes and other debt instruments.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Investments are valued at amortized cost, which approximates fair market value. Under the amortized cost method of valuation, an instrument is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount.

    c) REPURCHASE TRANSACTIONS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price.

        At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Security(ies) which serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    d) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    e) FEDERAL INCOME TAXES--For Federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income to its shareholders and otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made.

    f) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTION TO SHAREHOLDERS--Fund shares are sold and redeemed on a continuing basis at net asset value. Interest income and expenses are accrued on a daily basis. The Fund's net asset value per share is determined as of 4:00 p.m., Eastern Standard Time, on days the New York Stock Exchange is open for trading. The Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net realized gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

    g) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates and assumptions.

 3.  INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS:

    a) INVESTMENT ADVISORY AGREEMENT--HIMCO, a wholly-owned subsidiary of Hartford Life Insurance Company (HL), serves as investment adviser to the Fund pursuant to an agreement approved by the Board of Directors and shareholders.

        Under the terms of the agreement, HIMCO is compensated at a maximum annual fee of .25% of the Fund's average daily net assets.

    b) ADMINISTRATIVE SERVICES AGREEMENT--HL provides administrative services to the Fund and receives an annual fee equal to .175% of the Fund's average daily net assets.

        The Fund assumes and pays certain other expenses (including, but not limited to, shareholder accounting fees, registration and directors' fees.) These expenses are either directly attributable to the Fund or are allocated based on the ratio of the net assets of the Fund to the combined net assets of the eleven Hartford Mutual Funds. Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

 HARTFORD MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)*

                                                     YEAR ENDED DECEMBER 31,
                                           -------------------------------------------
                                            1995     1994     1993     1992     1991
                                           -------  -------  -------  -------  -------
 Net Asset Value, Beginning of Period....  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
 INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income.................    0.044    0.027    0.018    0.024    0.049
   Net Gains or (Losses) on Securities
    (both realized and unrealized).......    --       --       --       --       --
                                           -------  -------  -------  -------  -------
       Total Income From Investment
        Operations.......................    0.044    0.027    0.018    0.024    0.049
 LESS DISTRIBUTIONS:
   Dividends (from net investment
    income)..............................   (0.044)  (0.027)  (0.018)  (0.024)  (0.049)
   Distributions (from capital gains)....    --       --       --       --       --
   Return of Capital.....................    --       --       --       --       --
                                           -------  -------  -------  -------  -------
       Total Distributions...............   (0.044)  (0.027)  (0.018)  (0.024)  (0.049)
 Net Asset Value, End of Period..........  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                           -------  -------  -------  -------  -------
                                           -------  -------  -------  -------  -------
 Total Return............................     4.52%    2.77%    1.88%    2.47%    4.99%
                                           -------  -------  -------  -------  -------
                                           -------  -------  -------  -------  -------
 RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's
  omitted)...............................  $12,089  $11,684  $11,504  $13,483  $13,866
 Ratio of Expenses to Average Net
  Assets.................................    1.590%   1.610%   1.540%   1.630%   1.550%
 Ratio of Net Investment Income to
  Average Net Assets.....................    4.430%   2.720%   1.821%   2.440%   4.920%

 * Financial Highlights for the periods ended through December 31, 1992 have been restated to conform with requirements issued by the SEC in April 1993.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HARTFORD MONEY MARKET FUND, INC.:

 We have audited the accompanying statement of net assets of Hartford Money Market Fund, Inc. (a Maryland corporation) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Money Market Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five yeras in the period then ended in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

HARTFORD MONEY MARKET FUND, INC.
                                   BULK RATE
P.O. BOX 2999
                                  U.S. POSTAGE
HARTFORD, CT 06104-2999
                                      PAID
                                  PERMIT NO. 1
                                  HARTFORD, CT

--------------------------------------------------------------------------------

DIRECTORS OF THE FUNDS:

    JOSEPH A. BIERNAT - Director
    JOSEPH H. GAREAU - Director/President
    GOVERNOR WILLIAM A. O'NEILL - Director
    MILLARD H. PRYOR, JR. - Director
    LOWNDES A. SMITH - Director/Chairman
    JOHN K. SPRINGER - Director
    WINIFRED E. COLEMAN - Director

CUSTODIAN:
    Chase Manhattan Bank
    Brooklyn, NY 11245

TRANSFER AGENT:
    State Street Bank and Trust Company
    P.O. Box 1912
    Boston, MA 02107

INVESTMENT ADVISER:
    The Hartford Investment Management Company (HIMCO)
    Hartford Plaza
    Hartford, CT 06115

PRINCIPAL UNDERWRITER:
    Hartford Equity Sales Company, Inc. (HESCO)
    Hartford Plaza
    Hartford, CT 06115

    Hartford Securities Distribution Company, Inc. (HSD)
    Hartford Plaza
    Hartford, CT 06115

INDEPENDENT PUBLIC ACCOUNTANTS:
    Arthur Andersen LLP
    One Financial Plaza
    Hartford, CT 06103

HV-1766-23 Printed in U.S.A.